UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 15, 2006
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                            FBL Financial Group, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Iowa                                   1-11917                        42-1411715
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)


5400 University Avenue, West Des Moines, Iowa                              50266
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b) and (c) On November 15, 2006, the Board of Directors of FBL Financial Group, Inc. accepted the following retirements and made the following changes to FBL's executive officer positions:

     o William J. Oddy, Chief Executive Officer and Class A Director, will retire effective March 1, 2007.

     o James W. Noyce, Chief Financial Officer, will succeed William J. Oddy as Chief Executive Officer.

     o James P. Brannen, Vice President-Finance, will succeed James W. Noyce as Chief Financial Officer.

     o Jerry C. Downin, Senior Vice President, Secretary and Treasurer, and Class B Director, will retire effective March 31, 2007. A replacement has not yet been named.

Employment terms for Mr. Noyce and Mr. Brannen will be determined and disclosed at a later date.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 News release of the registrant dated November 20, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
-------------------------
(Registrant)

Date November 20, 2006
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/s/ James W. Noyce
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James W. Noyce
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.              Description
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Exhibit 99.1             News release of the registrant dated November 20, 2006